EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of Multi-Fineline Electronix, Inc. (the “Company”) for the period ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof, Reza Meshgin, as Chief Executive Officer of the Company, and Thomas Liguori, as Chief Financial Officer of the Company, each hereby certifies, to the best of his respective knowledge, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 5, 2014	/s/ Reza Meshgin	/s/ Thomas Liguori
	Chief Executive Officer	Chief Financial Officer and Executive Vice-President